Exhibit 99.1

BIO-key and Fiber Food Systems Inc. Collaborate to Enhance Security and Efficiency in the Food Tech Sector

Transaction Strengthens Balance Sheet with $5M in Assets

HOLMDEL, N.J., December 2, 2024 -- BIO-key® International, Inc. (NASDAQ: BKYI), an innovative provider of workforce and customer identity and access management (IAM) solutions featuring Identity-Bound Biometrics (IBB) for phoneless, tokenless, passwordless, and phish-resistant authentication experiences, today announced it has entered into an agreement with Fiber Food Systems, Inc. (“Fiber”), an innovative company with focus on global food security, developing innovation food-technology, and producing high-demand CPG products and plant-based proteins at scale. In the transaction, BIO-key acquired 5,000,000 shares of common stock of Boumarang, Inc. from Fiber in exchange for 595,000 shares of BIO-key, representing nineteen percent (19.00%) of its issued and outstanding shares. Boumarang, Inc. is an innovative company pioneering sustainable, long-range drone technology powered by AI-driven hydrogen fuel. This transaction strengthens BIO-key’s balance sheet with an additional $5 million of net assets.

This collaboration combines BIO-key’s expertise in secure, scalable, and versatile IAM solutions with Fiber’s food tech know-how and presence in food distribution channels. BIO-key’s PortalGuard® IAM platform provides multi-factor authentication with a unique focus on biometrics, supporting over 35 million users worldwide with phoneless, tokenless, and passwordless access options. As Fiber executes its planned food service and retail footprint, particularly across schools, universities, and large institutional cafeterias, integrating BIO-key’s identity and access solutions will enhance security, streamline access, and improve operational efficiency in these high-traffic environments.

“Expanding the Boundaries of Secure Access in Food Services”

Through this relationship, BIO-key and Fiber aim to address growing concerns around secure access and data protection in food tech—a sector handling both sensitive personal and payment data. By incorporating BIO-key’s biometric-centric IAM solutions, Fiber and BIO-key are positioned to set a new standard for secure, convenient, and seamless access within food service locations, offering peace of mind for staff, students, and customers alike.

Strategic Opportunities for Innovation and Growth

This collaboration opens exciting possibilities for both companies:

Streamlined Operations in High-Traffic Environments: Deploying phoneless and passwordless biometric authentication can expedite staff access, improving efficiency in time-sensitive food service environments such as school and university cafeterias.

Cost-effective, Scalable Solutions for Large Networks: BIO-key's hosted or on-premises options allow Fiber to implement IAM solutions that best fit each location's specific needs, ensuring seamless scalability as Fiber builds its footprint in food tech and distribution.

Commitment to Innovation in the Food Tech Sector: Combining the latest cybersecurity technology with food tech solutions, furthers both companies’ dedication to innovation and excellence, and will set a benchmark for safety and efficiency in food service technology.

“Partnering with Fiber Food Systems marks an important milestone in our mission to deliver secure, easy-to-use IAM solutions to industries where seamless and secure access is critical,” said Michael W. DePasquale, Chairman & CEO of BIO-key International. “We are thrilled to bring our technology to the food service sector and provide solutions that can enhance security and operational efficiency.”

“BIO-key’s solutions offer a unique advantage in secure and convenient access, and we’re excited to integrate their technology into our business,” said Candice Beaumont, Executive Chairperson of Fiber Food Systems Inc. “This partnership aligns perfectly with our mission to innovate and transform the food tech industry, especially in areas requiring stringent access control, such as educational and institutional cafeterias.”

About BIO-key International, Inc.

BIO-key is revolutionizing authentication and cybersecurity with biometric-centric, multi-factor identity and access management (IAM) software securing access for over forty million users. BIO-key allows customers to choose the right authentication factors for diverse use cases, including phoneless, tokenless, and passwordless biometric options. Its hosted or on-premise PortalGuard IAM solution provides cost-effective, easy-to-deploy, convenient, and secure access to computers, information, applications, and high-value transactions.

About Fiber Food Systems, Inc. www.fiberfood.co Fiber Food Systems Inc. is a dynamic food tech acquisition company focused on building a portfolio in wholesale food distribution and consumer-facing retail products. Fiber’s mission is to leverage innovation to enhance and expand foodservice solutions, focusing on security, efficiency, and customer satisfaction.

About Boumarang, Inc. www.boumarang.com Boumarang is a developer of state-of-the-art AI-enabled drones designed for a variety of applications, including logistics, security, and environmental surveillance. With a focus on innovation and sustainability, Boumarang aims to redefine drone technology to meet the evolving needs of industry and defense.

Forward-Looking Statements

All statements contained in this press release other than statements of historical facts are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 (the "Act"). The words "estimate," "project," "intends," "expects," "anticipates," "believes," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are made based on management's beliefs and assumptions made by, and information currently available to, management pursuant to the "safe harbor" provisions of the Act. These statements are not guarantees of future performance or events and are subject to risks and uncertainties that may cause actual results to differ materially from those included within or implied by such forward-looking statements. These risks and uncertainties include, without limitation, the ability to execute definitive agreements with Fiber Food Systems and/or its customers to utilize our access management solutions; our ability to integrate our solutions into any of Fiber Food System’s offerings; our history of losses and limited revenue; our ability to raise additional capital to satisfy working capital needs and comply with Nasdaq continued listing rules to maintain stockholders’ equity of at least $2,500,000; our ability to continue as a going concern; our ability to protect our intellectual property; changes in business conditions; changes in our sales strategy and product development plans; changes in the marketplace; continued services of our executive management team; security breaches; competition in the biometric technology industry; market acceptance of biometric products generally and our products under development; our ability to convert sales opportunities to customer contracts; our ability to expand into Asia, Africa and other foreign markets; fluctuations in foreign currency exchange rates; delays in the development of products, the commercial, reputational and regulatory risks to our business that may arise as a consequence the restatement of our financial statements, including any consequences of non-compliance with Securities and Exchange Commission (“SEC”) and Nasdaq periodic reporting requirements; our temporary loss of the use of a Registration Statement on Form S-3 to register securities in the future; any disruption to our business that may occur on a longer-term basis should we be unable to remediate during fiscal year 2024 certain material weaknesses in our internal controls over financial reporting, and statements of assumption underlying any of the foregoing as well as other factors set forth under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2023 and other filings with the SEC. Readers are cautioned not to rely on these forward-looking statements, which speak only as of the date made. Except as required by law, we undertake no obligation to disclose any revision to these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Contact

William Jones, David Collins

Catalyst IR

BKYI@catalyst-ir.com or 212-924-9800